                                                                   EXHIBIT 10.12
                                 AMENDMENT No. 8

                                       to

                     THE AMETEK RETIREMENT AND SAVINGS PLAN

         WHEREAS, there was adopted and made effective as of October 1, 1984, The AMETEK Retirement and Savings Plan (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1997; and

         WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: The first sentence of Section 6.6 of the Plan is deleted and the following is substituted:

                  "Notwithstanding anything contained in this Plan to the contrary, if the total value of a Participant's, Retirement Participant's, Former Participant's or Former Retirement Participant's Accounts is $5,000 or less, the Committee shall pay such benefit in a single lump sum as soon as practicable after the retirement, termination, Disability or death of the Participant, Retirement Participant, Former Participant or Former Retirement Participant, and any such distribution to the Participant, Retirement Participant, Former Participant, Former Retirement Participant or his Beneficiary, as the case may be, shall be in complete discharge of the Plan's obligation with respect to such benefit."

         SECOND: The provisions of this Amendment No. 8 shall be effective as of January 1, 1999.

         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 30th day of April, 1999.


                                         AMETEK, Inc.

                                         By: /s/ Donna F. Winquist
                                             ---------------------

Attest:


/s/ Kathryn E. Londra
----------------------